Exhibit 99.3

JUL Y 2021 S E S Hybrid Li - Metal Batteries INVESTOR PRESENTATION

DISCLAIMER SE S GENERAL This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between SES Holdings Pte. Ltd. (“SES” or the “Company”) and Ivanhoe Capital Acquisition Corp. (“Ivanhoe”) and related transactions (the “Proposed Business Combination”) and for no other purpose. To the fullest extent permitted by law, in no circumstances will Ivanhoe, SES or any of their respective subsidiaries, security holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of SES or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of SES and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this prospectus (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal advisor. NO OFFER OR SOLICITATION This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This Presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, SES and Ivanhoe have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of SES and Ivanhoe, which are derived from their respective reviews of internal sources as well as the independent sources described above. TRADEMARKS AND TRADE NAMES SES and Ivanhoe own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with SES or Ivanhoe, or an endorsement or sponsorship by or of SES or Ivanhoe. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the @, TM or SM symbols, but such references are not intended to indicate, in any way, that SES or Ivanhoe will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. ADDITIONAL INFORMATION Ivanhoe intends to file a Registration Statement on Form S - 4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Ivanhoe shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Ivanhoe will also file other documents regarding the proposed business combination with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF IVANHOE ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Ivanhoe through the website maintained by the SEC at www.sec.gov. The documents filed by Ivanhoe with the SEC also may be obtained free of charge upon written request to Ivanhoe Capital Acquisition Corp., 1177 Avenue of the Americas, 5th Floor, New York, New York 10036. 2

DISCLAIMER (CONTINUED) SE S PARTICIPANTS IN THE SOLICITATIONS Ivanhoe, SES and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Ivanhoe’s shareholders in connection with the proposed business combination. You can find information about Ivanhoe’s directors and executive officers and their interest in Ivanhoe can be found in Ivanhoe’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 31, 2021. A list of the names of the directors, executive officers, other members of management and employees of Ivanhoe and SES, as well as information regarding their interests in the business combination, will be contained in the Registration Statement on Form S - 4 to be filed with the SEC by Ivanhoe. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above. FORWARD - LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward - looking statements. Forward - looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of SES’s and Ivanhoe’s management and are not predictions of actual performance. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of SES and Ivanhoe. These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of SES or Ivanhoe is not obtained; the failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to SES; risks related to the development and commercialization of SES’s battery technology and the timing and achievement of expected business milestones; the effects of competition on SES’s business; the amount of redemption requests made by Ivanhoe’s public shareholders; the ability of Ivanhoe or the combined company to issue equity or equity - linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future and those factors discussed in Ivanhoe’s annual report on Form 10 - K, filed with the SEC on March 31, 2021, under the heading “Risk Factors,” and other documents of Ivanhoe filed, or to be filed, with the SEC. If any of these risks materialize or Ivanhoe’s or SES’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks that neither Ivanhoe nor SES presently know or that Ivanhoe and SES currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect Ivanhoe’s and SES’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Ivanhoe and SES anticipate that subsequent events and developments will cause Ivanhoe’s and SES’s assessments to change. However, while Ivanhoe and SES may elect to update these forward - looking statements at some point in the future, Ivanhoe and SES specifically disclaim any obligation to do so. These forward - looking statements should not be relied upon as representing Ivanhoe’s and SES’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements. USE OF PROJECTIONS This Presentation contains projected financial information with respect to SES. Such projected financial information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant technical, business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See the “Forward - Looking Statements” paragraph above for a description of many of such risks and uncertainties. Actual result s may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither Ivanhoe’s nor SES’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON - GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by Ivanhoe with the SEC. Some of the financial information and data contained in this Presentation, such as projections of Free Cash Flow and EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Ivanhoe and SES believe these non - GAAP measures of financial results provide useful information to management and investors relating to SES’s potential future results of operations. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in SES’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. A reconciliation of non - GAAP financial measures in this Presentation to the most directly comparable GAAP financial measures is not included, because, without unreasonable effort, SES is unable to predict with reasonable certainty the amount or timing of non - GAAP adjustments that are used to calculate these forward - looking non - GAAP financial measures. The non - GAAP financial measures included in this Presentation may not be comparable to similarly - titled measures presented by other companies. RISK FACTORS For a description of the risks relating to an investment in SES, please review “Risk Factors” in the Appendix to this Presentation. 3

T R ANSA C T IO N O V E R V I E W SE S Empowering the Market Leader in Next - Generation Lithium Metal Batteries Transaction Structure • SES Holdings Pte Ltd. (“SES”) to combine with a wholly - owned subsidiary of Ivanhoe Capital Acquisition Corp. (“Ivanhoe”), a publicly - listed Special Purpose Acquisition Corporation (“SPAC”) with $276MM cash currently held in trust • The transaction is expected to close in Q3 or Q4 2021 • Post - closing, the SPAC will be renamed “SES AI Corporation” and continue to trade on the NYSE Valuation • Transaction implies a fully diluted pro forma enterprise value of ~$2.7Bn and pro forma equity value of ~$3.3Bn (1) • ~0.4x 2028E revenue of $7.0Bn Capital Structure • Transaction is expected to raise $426M of total net proceeds to fund growth (2) • Existing SES shareholders to roll 100% of their equity and will own ~85% of the pro forma company at closing • Qichao Hu, founder and CEO, holds 10x voting shares granting up to ~56% voting power in the company (assuming no redemptions) • Existing SES shareholders and optionholders will be eligible to receive 30.0MM shares if the stock price equals or exceeds $18 per share, following the date that is 1 year after the closing of the transaction 4 Notes: 1. Implied enterprise value and equity value exclude SES earn - out of 30.0MM shares 2. Assumes no redemptions from public stockholders of Ivanhoe

BACKED BY EXPERIENCED INVESTORS & OPERATORS EXISTING INVESTORS IVANHOE CAPITAL ACQUISITION CORP. Brings strong relationships and significant credibility with key potential customers Offers deep experience and access relevant to sourcing critical raw materials Shareholder - aligned promote structure ensures Ivanhoe is positioned and incentivized to be a long - standing partner for SES Track record of value creation in both operating and investing across natural resources, energy & power and disruptive technologies ROBERT FRIEDLAND Founder, Chairman & CEO ANDREW BOYD CIO & Director 5 Select Investments SE S

DIFFERENTIATED BATTERY TECHNOLOGY Leading Energy Density with Proven Safety Characteristics, Supported by a Strong IP Portfolio DESIGNED FOR MANUFACTURING AT SCALE Industry - Leading Manufacturing Maturity Among Li - Metal Cells Today HIGH BARRIERS TO ENTRY Nearly a Decade of R&D and Capital Investment with Vast Data & AI Algorithm Advantage VALIDATED BY OEM PARTNERS Close Partnerships with Leading Auto OEMs LARGE AND FAST - GROWING TAM $350Bn+ Passenger EV Battery TAM by 2040, Plus Upside With Ancillary Use Cases WORLD - CLASS MANAGEMENT TEAM SES Brings Thought Leadership and Battery Development Expertise; Ivanhoe Brings Global Network and Operating Acumen INVESTMENT HIGHLIGHTS 6 SE S

IVANHOE HAS CONDUCTED EXTENSIVE TECHNICAL DUE DILIGENCE… SE S MARK NEWMAN Advisor to Ivanhoe BILLY WU Advisor to Ivanhoe …O U R P R O C E S S C O N C L U DE D T H A T S E S' S AP P R O A C H T O LIT H I U M M E T AL BATTERIES IS THE MOST COMPETITIVE AMONGST ALTERNATIVES Diligence Effort Led by Ivanhoe’s Leading Global Battery Advisory Board Discussion with GM, a longstanding partner of SES Review of SES internal test data Ivanhoe Has Commissioned… ض ض Independent assessments from leading Li - Metal battery experts ض P r ofe ss or Shirley Meng Third - party testing of SES cells by independent laboratories ض Three global organizations, including two auto OEMs Review of tests performed by potential SES customers ض Comprehensive Assessments of… Energy Density Cycle Life Safety Fast Charging M a n u f ac t u r a b il i t y Temperature Performance Rate Performance 7

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We Create Hybrid Li - Metal Batteries That Offer: The Leading Energy Density of Next Gen Li - Metal The Manufacturability of Traditional Li - ion Independently - Tested Performance 10

WHY HYBRID LI - METAL? SE S Conventional Li - ion A no de Separator Ca t h o d e ض Energy Density M anu fact u r ab i l it y SES Hybrid Li - Metal ض ض Energy Density M anu fact u r ab i l it y All - Solid - State Li - Metal Solid - State Separator Never Demonstrated at Scale Solid - State Cathode Never Demonstrated at Scale ض 11 Energy Density M anu fact u r ab i l it y

12 Superior Technology, Safety and Manufacturability DENSER Projected 400 Wh/kg and 1,000 Wh/L, leading to significantly longer driving range SAFER Proprietary electrolyte and AI algorithm greatly enhance safety CHEAPER Designed to be manufacturable at scale using existing infrastructure and processes FASTER Capable of 80% charge in less than 15 minutes (1) LIGHTER Ultra - thin Li - Metal anode reduces battery weight and production cost SMARTER AI - powered algorithm optimizes p e r f o rma nc e O U R H Y BR I D LI - M E T A L BAT T E R I E S SE S Note: 1. Fast charge tests performed to date have been conducted with 10% frequency during regular cycling

OUR TEAM SE S DR. QICHAO HU Founder Chief Executive Officer JOANNE BAN Chief Legal Officer Chief Corporate Officer ROHIT MAKHARIA President Chief Operating Officer YONGKYU SON Chief Technology Officer RICHARD CHANG VP of Business Development JING NEALIS Chief Financial Officer DR. HONG GAN Chief Science Officer • Forbes 30 Under 30 • MIT Technology Review Innovators Under 35 • PhD in Applied Physics from Harvard and BS in Physics from MIT • 19 years with General Motors • 12 years in fuel cell and battery EV. Led battery cell development for Chevy Bolt • 7 years at GM Ventures. Previously, Board Director of SES • 18 years of finance experience, including at public companies • Previously worked at View, SunPower, Shunfeng, Suntech Power and Deloitte • 17 years legal, corporate, management, M&A and capital markets experience • Previously worked at Heptagon Micro - Optics and White & Case • 17 years of cell and process development experience • Responsible for Apple’s LV battery, SKI’s PHEV 20Ah and SDI’s first 18650 cell launch • 25 years of battery R&D experience • Key contribution in silicon - based Li - ion and Li - S technologies • PhD in Chemistry from Uni. of Chicago and PostDoc from Uni. of Rochester • 30 years of experience in cross border corporate finance and capital markets in Seoul, Asia, US and UK • Advised Korean blue - chip companies such as Samsung Electronics, LG, Hyundai, SK, Posco and Korean sovereign institutions • Previously held senior sales positions at prominent battery technology companies • At CATL, held account management responsibility for BMW and VW 13 HANS KIM Head Of Korea Advised:

OUR FOOTPRINT SE S Localized “Build Where We Sell” Strategy Positions SES to Realize Scale in Multiple High - Growth Markets Boston S e o u l S h ang h ai S i n gap o r e • Chemistry, materials, algorithm R&D • Pilot plant • Collaboration with GM BOSTON • Legal • Finance • Holding HQ SINGAPORE • Supply chain • Customer relations • Collaboration with Hyundai S E O UL • Manufacturing process development • Cell, module, BMS R&D • Pilot plant • OEM collaboration SHANGHAI 14 14

9 Years of Research and Development 2 B at t e r y Prototyping Facilities in US and China $ 270 MM Capital Raised to Date Global OEM #3

GL O BA L LEAD ER S H I P IN HYBRID LI - METAL BATTERY PRODUCTION

SE S O U R PA RTN E RS H I P W I T H G M + Strong History and Relationship with One of World’s Most Forward Thinking EV OEMs General Motors Is a Believer in an EV Future… …And a Close Partner of SES 2015 – 2019 $10MM equity investment from GM Close technical and R&D collaboration April 2021 Additional $50MM equity investment March 2021 $50MM+ joint development agreement (JDA) Going Forward x JDA partnership establishes alignment of interest x Collaborative design and development of technology and products x Jointly establishing a pre - production facility GM has been rapidly driving down battery cell costs and improving battery energy density, and our work “ “ with SES technology has incredible potential to deliver an even better EV performance for customers who want more range at lower cost — Matt Tsien, GM EVP and CTO GM aims to make its electric vehicles go farther and cost less with new battery partnership 17

SE S O U R PA RTN E RS H I P W I T H H Y U NDAI + Partnership With a Well - Positioned Global Leader in the Future of EVs Hyundai Is Committed to an Electric Future… …And Are Believers in SES’s Technology 18 December 2020 Pre - A JDA June 2021 $50MM commitment to PIPE May 2021 $50MM equity investment Signed A - Sample JDA Going Forward x JDA partnership establishes alignment of interest x Collaborative design and development of technology and products x Jointly establishing a pre - production facility Hyundai boosts investment in next - gen vehicles by 40% Hyundai Will Only Sell Electric Cars By 2040 Hyundai has committed to offer the world's best EVs to our customers, and we believe SES Lithium Metal “ “ technology will enable us to provide the best EV experience and value to our customers — Tae Won Lim, Hyundai SVP

THE OPPORTUNITY SES 19

Climate change has become a defining factor in companies’ long - term prospects. Awareness is rapidly changing, and I believe that we are on the edge of a fundamental reshaping of finance – Larry Fink (BlackRock Chairman and CEO) January 2020 “ “ Climate action can be the foundation for a new era of innovative potential, job creation, and durable economic growth. With our commitment to carbon neutrality, we hope to be a ripple in the pond that creates a much larger change – Tim Cook (Apple CEO) July 2020 “ We need a strong, diversified and resilient US - based electric vehicle battery supply chain, so we can supply the growing global demand for these vehicles and components – Joe Biden (President of the United States) April 2021 “ “ “ E NE R G Y T R ANSIT IO N I S NO W A CLEAR FOCUS… 20 SE S

February 16, 2021 “ “ October 3, 2020 “ “ January 22, 2021 “ “ …BAT T E R I E S W IL L B E A KE Y E NABL E R OF ELECTRIFICATION AT SCALE 21 SE S

GLOBAL ELECTRIFICATION COMMITMENTS ARE PRECIPITATING IMMINENT CHANGE SE S Target to sell 100% zero - emission vehicles by 2035 Canada Proposed ban on selling new petrol, diesel or hybrid cars by 2035 United Kingdom Norway EVs accounted for 58% of all car sales in March 2019 with regulations targeting 100% by 2025 Plan to ban sales of new petrol and diesel cars by 2030 and to become carbon neutral by 2050 Ireland Denmark calls for EU ban on sale of all diesel and petrol cars by 2040 Denmark Goal to reduce carbon emissions by 40% by 2030 and become carbon neutral by 2040 I c el a n d India Various incentive and regulatory programs aim to increase EV sales to 30% of total new cars by 2030 France Gasoline and diesel vehicle sales currently banned by 2040 Germany Aims to have 10 million EVs and 1 million electric car charge points by 2030 Aims to phase out petrol and diesel vehicles by 2040 Singapore Australia Announced a A$1.9Bn investment package, including A$1.6Bn for renewable energy Goal of 33% of new vehicles to be electric by 2030 South Korea Targets 30% market share for EVs by 2030, including personal vehicles, trucks, and buses Finland Aims for all new passenger cars sold to be electric or hybrid by the mid - 2030s Japan Aims for about 25% of new cars sold by 2025 to be electrified China Plan to eliminate imports of gas and diesel vehicles and coal - fired electricity generation by 2030 Israel Plan to spend $174Bn to boost the EV market and halve greenhouse gas emissions by 2030 USA Plan to ban all new petrol and diesel cars by 2030 Netherlands Will only sell zero - emission vehicles by 2035 GM Will invest $29Bn in EVs and AVs by 2025 and goal to become carbon neutral by 2050 Ford Hyundai Plans to fully electrify its lineup in major global markets by 2040 Targets 70% of vehicles sales to be from EVs in 2030 Toyota 22

SE S T H E P ASSE NGE R E V BAT T E R Y T A M I S M ASSI V E Commercial EVs, Drones and Other Applications Further Expand the Opportunity $350Bn $ 165 B n $19Bn 2020 2030 2040 Battery Size: 45 kWh / EV 51 kWh / EV 56 kWh / EV Passenger EVs: 2.7M EVs 38MM EVs 90MM EVs Battery Pack Cost: $150 / kWh $85 / kWh $70 / kWh 23 Source: Based on Equity Research

0 50 100 150 200 250 300 350 400 450 500 0 200 400 1, 0 0 0 1, 2 0 0 Wh/k g 600 Wh/L L i g h t er 800 S m a lle r L e ad Ac id NiCd NiMh L i - i o n (C) L i - i o n ( S i - C) Li - Metal 1850s 1890s 1980s 1990s Winning Tec h n o l o g i e s A r e Significantly Smaller and Li g h t e r T h a n Their Precedents

W H A T DO E S T H E M AR KE T NE E D I N A BAT T E R Y ? SE S Energy Density Cost L i f eti m e Fast Charging Safety 25

L i - i on L i - M e t al Energy Density Cos t 260 Wh/kg, 730 Wh/L Illustrative BEV range: ~350 miles Most widely manufactured battery technology today Projected 400 Wh/kg, 1,000 Wh/L, Illustrative BEV range: ~540 miles Significantly cheaper long - term Fast Charging 15 minutes typical fast charge time 15 minutes typical fast charge time Sa f e t y Widely used in various applications today Innovative approaches needed to address safety concerns Lifetime ~1,000 cycles Implied lifetime miles: >300,000 Projected up to 800 cycles Implied lifetime miles: >300,000 LI - M E TA L I S T H E B A TT E R Y O F T H E F UT U RE SE S 26

S E S HOW DO WE GET THERE? 1. Technology 2. Manufacturability 27

TECHNOLOGY 1. 28

D EVE L O P M EN T O F A N O E M - R E A D Y B A TT E RY SE S Power: 300 mAh 3 Ah 6 Ah 9 Ah 50 Ah 100 Ah Layers: 3/4 layers 30/31 layers 30/31 layers 30/31 layers 20+ layers 30+ layers 29 Research 2013 – 2016 Development & Engineering 2016 – Present Pr e - P r o du ct io n 2022 P r o du ct io n 2023+ T o d a y

OUR DEMONSTRATED PERFORMANCE SE S Measured (4 Ah): 370 Wh/kg, 700 Wh/L ض Projected (100 Ah A - sample): >400 Wh/kg, >1,000 Wh/L --- M an uf a ctu r - ability Demonstrated multi - layer cells can be built using Li - ion - like assembly process ض 3/4 Layer Up to 779 cycles (70% capacity retention) In Progress M ult i - L ay er (25+) Up to 550 cycles (90% capacity retention) In Progress M ult i - L ay er (25+) Up to 80% charge in less than 15 minutes ض Thermal Electrolyte is stable with Li above Li melting point (ARC cell) ض Nail PASS TEST ض Overcharge PASS TEST ض External Short Circuit PASS TEST ض E n e rg y D e n si ty L i fe ti m e F a st Ch a rg i n g C ost Sa fe ty 3 RD PARTY V A LID A TE D? 30

Dendrite Formation Is a Key Cause of Cycle Life Decay and Safety Risks SES Hybrid Li - Metal Battery Design and Software Helps to: x Slow Down Dendrite Growth x Detect Safety Issues Early 98μm 58μm

SES HYBRID LI - METAL BATTERY TECHNOLOGY SE S …Combined in a Proprietary Cell Design for Optimized Performance and Safety Solvent - in - Salt Liquid Electrolyte Formula • Low - volatility and self - extinguishing Composite Anode Coating • Mechanical barrier to enhance safety Wide Format Li - Metal Anode • Ultra - thin Li - Metal anode manufactured through a proprietary process Polymer - Based Separator • Highly manufacturable state - of - the - art separator High - Capacity Cathode • Highly manufacturable state - of - the - art cathode technology 32

SAFETY FURTHER ENHANCED USING OUR MACHINE LEARNING ALGORITHM S E S 33

111 patents (1) 25 trade secrets, know - how in each of the core areas of the ecosystem OUR INTELLECTUAL PROPERTY SE S Holistic IP Portfolio With Robust IP Capture Program Cells/Packs/Modules • Anode - Free • Anode - Light • High Energy Density • Packs / Modules (Expandable & Constrained) Recycling • Mossy Lithium Recovery • Lithium Metal Extraction Materials • E l e c trol y te • Salt • Anode • Separator AI Powered BMS • Safety Algorithm • Monitoring & Diagnostics 34 Note: 1. 48 granted and 63 pending patents

MANUFACTURABILITY 2 . 35

As of March 2021, SES has produced over fifteen thousand multi - layer Hybrid Li - Metal cells using our Li - ion - like production line 36

SES HYBRID LI - METAL IS THE MOST PRACTICAL APPROACH TO LI - METAL SE S All - Solid - State Li - Metal Solid - State Separator Never Demonstrated at Scale Lithium Metal Anode Enables Step - Function Increase in Energy Density SES Hybrid Li - Metal Design Allows for a Practical Approach to Separator and Cathode Production Using Commercially Validated Technology 37 Solid - State Cathode Never Demonstrated at Scale SES Proprietary Liquid Electrolyte and Anode Coating Increase Safety and Cycle Life SES Hybrid Li - Metal Ano d e Coating Separator Electrolyte Cathode Ano d e Separator Cathode

Energy Density (Wh/ k g) Manufacturability 300 250 400 Liquid Li - Metal Hybrid Li - Metal Solid State Li - Metal All Solid State Li - Metal 350 Liquid Li - Metal Graphite With Silicon Li - ion

SE S A COST - EFFECTIVE APPROACH TO LI - METAL TECHNOLOGY SES Hybrid Li - Metal Technology Provides Greater Certainty of Realizing Significant Cost Savings Li - ion Pr o d u c er s’ Cell Cost Li - Metal Pr o d u c er s’ Cell Cost Energy Density I mp r o v e m e n t s 39 Unproven M anu fact u r ing Processes – + = 18% Anticipated Net Cost Reduction by 2028

SES IS POSITIONED TO BECOME A LEADING NEXT - GEN BATTERY PROVIDER SE S The Next Generation of Battery Leaders Will Require… Leading Li - Metal Technology A Path to Manufacturing at Scale 40

Research & De v e l op m en t Technology Development: Li - Metal Systems Pilot: 1 GWh (2024) JV Cell Plant: 10 GWh (2025) Ramping to 30 GWh (2028) OEM Cell Plant: 30 GWh (2026) Ramping to 70 GWh (2028) Commercializatio n Joint Development Agreements G

E S G : PA R T O F O U R D N A SE S High energy density batteries are key to electric vehicle adoption. SES is positioned to play a crucial role in reducing CO 2 emissions for a greener future DECARBONIZATION SES is developing a comprehensive lithium metal recycling program RESPONSIBLE RECYCLING As SES scales production, our partnership with Ivanhoe will help unlock greater access to clean nickel and copper SUSTAINABLE SOURCING 42

FINANCIALS SES 43

OUR CAPACITY PROJECTIONS SE S Total Capacity by Facility GWh 44 5% Market Share (3) Global Battery Leadership 1MM+ EVs Annually (2) 1 10 20 1 30 1 30 1 30 50 70 -- -- 1 11 51 81 101 2022E 2023E Notes: 1. Capacity shown on a 100% consolidated basis; SES will own 50% of the facility 2. Assumes 100 kWh pack per EV 3. Based on 2030 passenger EV Battery TAM of 1,938 GWh 2 0 2 7 E 2 0 2 8 E Pilot Start of P r oduct i on Expansion I Start of Production Expansion II Start of Production P r e - P r oduct i on 2 0 2 4 E Pilot 2 0 2 5 E Expansion I (1) 2 0 2 6 E Expansion II

OUR REVENUE PROJECTIONS SE S Revenue US$Bn, unless otherwise noted Highly Attractive Growth Profile Leading to Significant Scale by 2028 520% 545% 78% 24% YoY Revenue Growth (%): 0 . 1 0 . 8 1.4 0.1 1.3 0.1 2 . 3 4 . 2 5 . 6 -- -- $0 . 1 $0 . 5 $3 . 2 $5 . 7 $7 . 0 2 0 2 2 E 2 0 2 3 E 2 0 2 7 E 2 0 2 8 E 2 0 2 4 E Pilot 45 2 0 2 5 E Expansion I 2 0 2 6 E Expansion II

OUR PROFITABILITY SE S Gross Profit US$Bn, unless otherwise noted Best - in - Class Gross and EBITDA Margins Reflecting Technology and Cost Advantages EBITDA US$Bn, unless otherwise noted -- -- ($0.0) $ 0 . 1 $ 0 . 7 $ 1 . 8 $ 2 . 2 202 2 E 202 3 E 202 4 E 202 5 E 202 6 E 202 7 E 202 8 E 12% Gross Margin (%): 21% 32% 32% ($0.1) ($0.1) ($0.1) ($0.1) $ 0 . 5 $ 1 . 6 $ 2 . 0 202 2 E 202 3 E 202 4 E 202 5 E 202 6 E 202 7 E 202 8 E EBITDA Margin (%): 16% 28% 28% 46

O U R FR E E C AS H F LO W SE S Free Cash Flow (After Project Financing) US$Bn, unless otherwise noted ( $0 . 1) Pilot + Expansion I FCF (After Project Financing): ( $0 . 1) ( $0 . 2) ( $0 . 2) ( $0 . 0) $0 . 3 $0 . 3 ( $0 . 1) 47 ( $0 . 1) ( $0 . 2) ( $0 . 2) $0 . 7 $0 . 9 2 0 2 2 E 2 0 2 3 E 2 0 2 4 E ($0.7) 2 0 2 5 E 2 0 2 6 E 2 0 2 7 E 2 0 2 8 E

OUR FACTORY ECONOMICS SE S • Total expected capex required: $1.8Bn – 50% funded by SES, and 50% funded by JV partner – 70% funded with project - level debt financing, 30% funded with equity – SES to fund 100% of capex related to key cell material sales to JV Expansion 1, 30 GWh U S$ B n P r e - P r oduct i on Start of P r oduct i on Ramp - Up and Run - Rate Production 0.4 0.8 1 . 4 1 . 3 0.4 0.8 1 . 3 1 . 2 (0 .2 ) (0.2) (0.2) (0 .1 ) (0 .1 ) (0 .1 ) (0.1) ( ( 0 0 . . 0 1 ) ) ( 0 . 2) (0.3) (0.3) $ 0.8 $ 1.6 $ 2.6 $ 2.5 ( $ 0.2) ( $ 0.4) ( $ 0.6) ( $ 0.6) 202 3 E 202 4 E 202 5 E 202 6 E 202 7 E 202 8 E SES Revenue 48 JV Partner Revenue SES Capex (Debt) SES Capex (Equity) Capex (JV Partner)

B E N C H M AR KIN G O U R S E L VE S T O O U R NE W E NE R G Y P EE R S SE S Revenue Growth (%) Source: Management Estimates, QuantumScape Analyst Presentation (dated October 15, 2020), ChargePoint Investor Presentation (dated September 23, 2020), Stem Investor Presentation (dated December 1, 2020), Capital IQ (as of July 9, 2021) 49 Energy Transition Peers 2025E 2025E 2025E Energy Transition Peers ’26 – ’27E ’24 – ’25E ’24 – ’25E ’24 – ’25E ’24 – ’25E 78% 1, 067% 24% 101% ’26 – ’27E ’27 – ’28E ’27 – ’28E 2027E: $5.7Bn 2028E: $7.0Bn 2027E: $ 3.2B n 2028E: $6.4Bn 28% 25% 28% 25% EBITDA Margin (%) 2027E 2028E 2028E 2027E 21% 20% 12% 2025E 31% 21% 39% 45% 26%

A TTRA C T I V E V A L U A T I O N R E L A T I V E T O P E E RS SE S EV / Revenue (x) Energy Transition Peers 50 2025E 2025E 2025E 0 . 5 x 2 . 7 x 0 . 4 x 1 . 3 x 2027E 2028E 1.0x 0.5x 2027E 2028E 5 . 9 x 5 . 3 x 5 . 6 x 4 . 1 x 2025E At Time of Deal Source: Management Estimates, QuantumScape Analyst Presentation (dated October 15, 2020), ChargePoint Investor Presentation (dated September 23, 2020), Stem Investor Presentation (dated December 1, 2020), Capital IQ (as of July 9, 2021) Note: 1. Implied enterprise value excludes SES earn - out of 30.0MM shares (1)

SIGNIF I C AN T U P SID E P O T E NT IAL S E S Public Li - Metal Battery Peer Valuation Discounted Enterprise Value Transaction Enterprise Value US$Bn 51 Based on QuantumScape EV / 2028E Revenue multiple as of July 9, 2021 Peer EV / 2025E Revenue multiple range (excluding QuantumScape) Assumes $10 per share, 330.0MM shares outstanding (2) and $625MM net cash (3) 1.3x 2028E Revenue of $7.0Bn Source: Management Estimates, QuantumScape Analyst Presentation (dated October 15, 2020), ChargePoint Investor Presentation (dated September 23, 2020), Stem Investor Presentation (dated December 1, 2020), Capital IQ (as of July 9, 2021) Notes: 1. Implied enterprise value excludes SES earn - out of 30.0MM shares 2. Assumes no redemptions from the public shareholders of Ivanhoe and excludes earn - out of 30.0MM share 3. Inclusive of SES cash balance as of April 2021 plus proceeds from the Series D and D+ transactions 4.0 – 6.0x 2028E Revenue of $7.0Bn Post - Money Implied Enterprise Value (1) 42.2 Future Enterprise Value Di s c oun t e d 2. 5 Ye a r s to 28.1 12/31/2021 at 20% 26.7 Discounted Enterprise Value 17.8 9.5 2.7

T R ANSA C T IO N SU MM AR Y SE S Notes: 1. Assumes no redemptions from the public shareholders of Ivanhoe and excludes earn - out of 30.0MM shares 2. Values shown assuming $10.00 per Ivanhoe share; does not include impact of out - of - the - money warrants 3. As of March 31, 2021 4. PIPE shares issued at $10.00 per share 5. Inclusive of $50MM commitment from Hyundai 6. Represents an estimate of SES and Ivanhoe’s aggregate investment banking fees, legal fees, SEC and stock exchange fees, printing expenses, consulting fees, and other miscellaneous fees 7. Inclusive of SES cash balance as of April 2021 plus proceeds from the Series D and D+ transactions SES Shareholders 85 . 2% Ivanhoe Shareholders 8 . 4% PIPE Investors 6 . 1% Ivanhoe Sponsor 0 . 4% Sources and Uses Pro Forma 52 US$MM, unless otherwise noted US$MM, unless otherwise noted Sources (1)(2) Newly Issued SES Equity $2,810 SPAC Cash in Trust (3) 276 PIPE Cash (4)(5) 200 Total Sources 3 , 286 Uses (1)(2) Rollover SES Equity $2,810 Cash to Balance Sheet 426 Transaction Expenses (6) 50 Total Uses 3 , 286 Pro Forma Valuation Share Price ($ / sh.) $10 . 0 0 Pro Forma Shares Outstanding (MM) (1)(2) 330.0 Implied Equity Value 3,300 (+) Debt - ( - ) Pro Forma Cash (7) (625) Enterprise Value 2,675 Pro Forma Ownership

53

APPENDIX SES 54

3 / 4 LAY E R S C E L L C Y C L E LIF E ( 90 0 C Y C L E S ) SE S 0 .0 55 50 . 0 100 .0 150 .0 200 .0 250 .0 300 .0 0 100 200 300 400 500 Cycle Number 600 700 800 900 1000 Discharge Capacity (mAh) Cycle vs Discharge Capacity (Ch: 4.3V/0.2C, Dch: 3V/1.0C, Rest: 10 min., Temperature: 25º C)

4 A H CEL L C Y C L E L I F E ( 55 0 C Y C L E S ) SE S 4 .5 4 .0 3 .5 3 .0 2 .5 2 .0 1 .5 1 .0 0 .5 0 .0 56 0 100 200 300 400 500 600 700 Disharge Capacity (Ah) Cycle Number Cycle vs Discharge Capacity (Ch: 4.3V/0.2C, Dch: 3V/1.0C, Rest: 10 min., Temperature: 25º C)

4 A H CEL L CH A R G E C - R AT E C AP ABILIT Y ( 2 5 º C ) SE S 4 .3 0 4 .1 5 4 .0 0 3 .8 5 3 .7 0 3 .5 5 3 .4 0 3 .2 5 3 .1 0 2 .9 5 2 .8 0 2 .6 5 2 .5 0 0 .0 0 .2 0 .4 0 .6 0 .8 1 .0 1 .2 1 .4 1 .6 1 .8 2 .0 2 .2 2 .4 2 .6 2 .8 3 .0 3 .2 3 .4 3 .6 3 .8 4 .0 4 .2 4 .4 Capacity (mAh) c c Voltage (V) Charge Rate Capability 1. C C harge 2. C Charge 0.3C Charge 4C Charge from SoC 10 to SoC 80 57

ELECTROLYTE COMPOSITION SE S High Concentration Solvent almost fully coordinated No free solvent Low Concentration Most solvent molecules are uncoordinated SES electrolyte uses a high concentration solvent - in - salt approach. A conventional liquid electrolyte is low concentration, where the salt is coordinated by solvent and there are free solvent molecules that are volatile and flammable. In SES’s high concentration electrolyte, the solvent is coordinated by the salt and there are no free solvent molecules, and the solvent molecules are non - volatile and non - flammable. 58 Electrolyte Composition : Salt: The main salt is LiFSI, with a proprietary purity profile and trade secret purification process Solvent: Proprietary and patented solvent that SES designed and synthesized, not commercially available, and non - volatile and non - flammable Additives: Proprietary/trade secret

S E S V S . LI - M E TA L P E E RS SE S 59 3 rd party validated x X X Room Temperature Energy Density Cell type 4Ah (25+ layer) at 25ºC (Wh/kg) 1 layer and 4 layer 2Ah (10 layer) and 2 layer at 29ºC (Wh/kg) Low power C/20 >375* n/a 330 Low power C/10 375 n/a ~264 Medium power 1C 339 n/a ~33 High power 5C 321 n/a n/a 0 ºC Low Temperature Energy Density Low power C/10 324 n/a n/a Medium power 1C 298 n/a n/a High power 5C 282 n/a n/a Lifetime 1 - 2 layer n/a 1,000 cycles (>80% retention) >250 cycles (>80% retention) 3 - 4 layer 779 cycles (70% retention)** >450 cycles (>90% retention) n/a 10 layer n/a n/a >32 cycles (>80% retention) 25+ layer 550 cycles (90% retention)** n/a n/a Fast Charging 1 layer n/a 80% in <15min n/a 10 layer n/a n/a n/a 25+ layer 80% in <15min n/a n/a Safety Thermal Electrolyte is stable with Li above Li melting point Electrolyte is stable with Li above Li melting point n/a Nail PASS TEST n/a n/a Overcharge PASS TEST n/a n/a External Short Circuit PASS TEST n/a n/a Manufacturability x (highly similar process to Li - ion) ? (unproven and complex for proprietary separator) ? (significant process changes vs. Li - ion) Commercialization Timeline Li - Metal: 2025*** Li - Metal: 2026*** Silicon: 2026 Li - Metal: After 2026? Source 3 rd party test data (Eclipse and Exponent) and SES internal data Investor presentations; SEC filings Company update Dec 2020 and company press releases * Estimated; ** internal test data; *** Represents at - scale post - pilot production (QS - 1 Expansion for QuantumScape and Expansion 1 for SES) Note: 1. For additional information on Mark Newman and Billy Wu please see page 7 By Mark Newman and Professor Billy Wu as Consultants to Ivanhoe (1)

R I S K FA C TORS SE S 60 Key Risks Relating to SES Holdings Pte. Ltd. (“SES”) Certain factors may have a material adverse effect on our business, financial condition, and results of operations. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. If any of the following risks actually occurs, our business, financial condition, results of operations, business and financial projections and other future prospects could be adversely affected. In that event, you could lose part or all of your investment. In addition, the risks relating to the COVID - 19 pandemic may have the effect of heightening many of the other risks associated with our business. All references in this section to “we,” “our” or “us” refer to SES Holdings Pte. Ltd. and its subsidiaries prior to the consummation of the business combination and to the post - business combination public company and its subsidiaries. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. Accordingly, the list below is qualified in its entirety by disclosures contained in future documents filed or furnished by Ivanhoe Capital Acquisition Corp. (“ICAC”), or otherwise with respect to ICAC, with the U.S. Securities and Exchange Commission (the “SEC”), including the documents filed or furnished in connection with the proposed transactions between SES and ICAC. The risks presented in such filings may differ significantly from and be more extensive than those presented below. Risks Related to Our Business and Industry Risks Related to Our Business Plan • We have a history of no revenues and of net losses. We expect to continue to incur losses for the foreseeable future, and we may never achieve or maintain profitability. • Our limited operating history makes it difficult to evaluate our current business and future prospects and the risk of your investment. • We have pursued and may continue to pursue joint development agreements and other strategic alliances and investments, which could have an adverse impact on our business if they are unsuccessful. • Our business plan assumes a multi - year roadmap for development and commercialization. We may encounter substantial delays in the design, manufacture, regulatory approval, and launch of our battery cells, which could prevent us from developing or commercializing any products on a timely basis, if at all. • We may not be able to establish supply relationships for necessary components or may be required to pay costs for components that are more expensive than anticipated, which could delay the introduction of our product and negatively impact our business. • The battery market continues to evolve and is highly competitive, and there are other battery manufacturers who have significantly greater resources than we do. • Certain components of our batteries pose safety risks that may cause accidents. We may be subject to financial and reputational risks due to product recalls and product liability claims, and we could face substantial liabilities that exceed our resources. • We rely on complex machinery for our operations and production, which involves a significant degree of risk and uncertainty in terms of operational performance and costs. • If our batteries fail to perform as expected, our ability to develop, market and sell our batteries could be harmed. • We currently purchase certain key raw materials and components from third parties, some of which we only source from one supplier or from a limited number of suppliers. • If we fail to manage eventual growth effectively, then our business, results of operations and financial condition could be adversely affected. • We may incur significant costs based on the warranties we may supply in our products and services. Risks Relating to the EV Industry • Our future growth and success depend on the willingness of commercial vehicle and specialty vehicle operators and consumers to adopt electric vehicles (“EVs”) over other fossil fuel alternatives. • If we are unable to integrate our products into vehicles manufactured by our customers, our results of operations could be impaired. • If we fail to keep up with rapid technological change and evolving industry standards with the EV battery market, our products may become obsolete and less marketable. • Our ability to market our products will depend on the establishment of charging station networks meeting the needs of our products.

RISK FACTORS (CONTINUED) SE S 61 Risks Relating to Intellectual Property • We rely heavily on our intellectual property portfolio. If we are unable to protect our intellectual property rights, our business and competitive position would be harmed. • We may need to defend ourselves against intellectual property infringement claims, which may be time - consuming and could cause us to incur substantial costs. • We may be subject to claims by third parties asserting that our employees, consultants, or contractors have wrongfully used or disclosed confidential information of third parties. • Our patent applications may not result in issued patents or our patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on our ability to prevent others from interfering with the commercialization of our products. • We may have difficulties transferring and communicating technology globally, especially if communications and visa processes between the People’s Republic of China (the “PRC”) and other countries worsen. Risks Relating to Our Operations in PRC • We have manufacturing operations in the PRC and may not be able to protect our intellectual property rights in the PRC. • Any future revocation of approvals or any future failure to obtain approvals applicable to our business or any adverse changes in foreign investment policies of the PRC government may have a material adverse impact on our business, financial condition and results of operations. • Changes in the economic and political policies of the PRC government could have a material adverse effect on our business and operations. Risks Related to Being a Singapore Company • It may be difficult to enforce a judgment of U.S. courts for civil liabilities under U.S. federal securities laws against us, our directors or our officers in Singapore. • We are incorporated in Singapore and our shareholders may have greater difficulty in protecting their interests than they would as shareholders of a corporation incorporated in the United States. • Under Singapore law, our directors have general authority to allot and issue new shares on terms and conditions and with any preferences, rights or restrictions as may be determined by our Board in its sole discretion. Other Risks • Our operations expose us to litigation, environmental and other legal compliance risks. • The uncertainty in global economic conditions and the risks related to health epidemics, including the COVID - 19 pandemic, could have a material adverse effect on our business and results of operations. • Our business depends substantially on the continuing efforts of our senior executives and other key personnel as well as the ability to attract, train and retain highly - skilled employees and key personnel. • Our management has limited experience in operating a public company. • If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. • If we experience a significant cybersecurity breach or disruption in our information systems or any of our partners’ information systems, our business could be adversely affected. • International expansion of our business exposes us to business, regulatory, political, operational, financial and economic risks associated with doing business outside of the United States. • The SEC has recently issued guidance on the accounting treatment of warrants. Such guidance may require us to restate or revise our financial statements, make new SEC filings or file amendments to existing filings or amend certain provisions of our warrant agreement. Risks Relating to Our Organizational Structure and Governance • Following the closing of our initial business combination, our Chief Executive Officer may hold high - vote shares (including shares granted or otherwise issued to our employees in the future). We cannot predict the effect any dual - class share structure may have on the market price of our shares. • Our shareholders may not have procured the relevant governmental approvals for foreign exchange when they subscribed for our preferred shares.